Exhibit 10.50

LOAN AGREEMENT and CERTIFICATION

THIS LOAN AGREEMENT and CERTIFICATION dated April 3, 2012, by MEIER MANAGEMENT COMPANY, LLC and SUPERIOR AUTO BODY AND PAINT, LLC for the benefit of Mountain West Small Business Finance of 2595 East 3300 South, Salt Lake City, Utah 84109, (the “Lender”) and its intended assignee. The Small Business Administration.

WHEREAS, the Undersigned has applied to the Lender for a loan under Section 503, 504 and 505 of the Small Business Investment Act;

WHEREAS, the Lender is willing to sell a Debenture (the “Debenture”), the proceeds of which will be used to make a loan to the Undersigned on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

THE LOAN

SECTION 1.01: THE LOAN, NOTE AND RATE

Subject to the terms and conditions of this Agreement and the Authorization and Debenture Guaranty Agreement of the U.S. Small Business Administration, the Lender hereby agrees to lend to Undersigned, and the Undersigned hereby agrees to borrow from the Lender and repay the Lender or its assigns, the amount of ONE MILLION ONE HUNDRED FIFTY-NINE THOUSAND and no/100 ($1,159,000.00) (the “Loan”). The obligation of the Undersigned to repay the Loan shall be evidenced by the Promissory Note (the “Note”) of the obligor thereon in a form satisfactory to the Lender, dated on the date on which the Loan is made (“Closing Date”), payable to the order of the Lender for the amount of the Loan with interest on the unpaid principal as determined at the time when the Debenture of the Lender, in the amount of ONE MILLION ONE HUNDRED FIFTY-NINE THOUSAND and no/100 dollars ($1,159,000,00), is sold as per the SBA Loan Authorization and 504 Debenture Guaranty Agreement for Certified Development Companies, No. 43590850-09 (the “SBA Authorization”).

SECTION 1.02: THE TERM AND REPAYMENT

The term of the loan shall be term years. The Note shall be repayable in monthly installments. The first monthly installment shall be due and payable on the first day of the month immediately following the month in which the Debenture is sold.

SECTION 1.03: GUARANTIES

The Lender shall have received duly executed a Guaranty Agreement in form approved by SBA of: SUPERIOR AUTO BODY AND PAINT, LLC. SUPERIOR DRILLING PRODUCTS, LLC, GILBERT TROY MEIER TRUST u/a/d 10/28/99, ANNETTE DEUEL MEIER TRUST u/a/d 10/28/99, G. Troy Meier, Annette D. Meier, and Justin R. Vincent.

SECTION 1.04: PURPOSE OF LOAN

The purpose, of the Loan is to provide partial permanent loan proceeds for the project described in the SBA Authorization, to pay professional fees, to pay interim interest and points, to pay administrative fees, and to pay closing costs and CDC fees. The Undersigned agrees that it will apply funds received by it under this Agreement in accordance with the use of loan proceeds specified in the SBA Authorization. The Undersigned further agrees that no application of any funds received from the Lender hereunder shall be made in violation of the Small Business Investment Act of 1958, as amended, or the regulations promulgated thereunder.

SECTION 1.05: RELATIONSHIP OF PARTIES

The Undersigned acknowledge that they are in a debtor-creditor relationship with Lender. Lender is not a fiduciary of the Undersigned and owes no duty to the Undersigned other than to use its best efforts to provide partial permanent loan proceeds for the project described in the SBA Authorization. The Undersigned acknowledge that nothing in Lender’s past relationship with the Undersigned, including, but not limited to, any meetings, associations with, advise or instructions given by Lender, or any of its agents or employees, with or to the Undersigned have altered or modified the relationship of debtor-creditor. The Undersigned acknowledge that they have not relied upon any property valuations, business or property opinions, business advice, business projections or economic forecasts from Lender, its agents or employees. The Undersigned understand and acknowledge that Lender will service the Loan after it is made and that such servicing actions may include site visits, analysis of financial statements, discussions with the Undersigned, and other investigation into the status of the property and small business which are the subject of the Loan Authorization. The Undersigned acknowledge that none of these or related activities shall alter or modify the relationship of debtor-creditor. The Undersigned waive any and all claims that Lender, its agents or employees, or its assigns, are fiduciaries, joint venturers or partners with respect to the Undersigned. The Undersigned further acknowledge that Lender may make or provide loans which may benefit the Undersigned’s competitors to the detriment of the Undersigned. The Undersigned agree that Lender and its assigns owe no duty to the Undersigned to not make such other loans to the Undersigned’s competitors and the Lender, its agents and employees, are free to make such other loans and enter into such other relationships with third parties as, in their sole discretion, they desire. The Undersigned shall not make any claim against Lender, its agents or employees, on account of such other loans or relationships.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Undersigned represents and covenants the following:

SECTION 2.01: DULY ORGANIZED

In the event Undersigned is a corporation, general or limited partnership, limited liability company, trust, or any other legal entity, or operates under an assumed name, the undersigned represent and warrant that:

i.	It is duly organized and existing under the laws of the state of its formation.

ii.	It is qualified and in good standing in all states in which it is doing business.

iii.	The execution and performance of this agreement:

(1)	Are within the Undersigned’s powers;

(2)	Have been duly authorized; and

(3)	Are not in contravention of any law or the Undersigned’s charter or any agreement or undertaking of which the Undersigned is a party or by which it is bound.

Undersigned agrees to provide proof if its legal capacity, as required by and to the satisfaction of Lender.

SECTION 2.02: DULY AUTHORIZED

The making and performance by the Undersigned of this Agreement, and the execution and delivery of the Note, and any Security Agreements and Instruments have been duly authorized by all necessary action and will not violate any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Undersigned or any provision of the Undersigned’s Certificate of Incorporation or By-Laws, Articles of Organization or Operating Agreement, Partnership Agreement, Declaration of Trust, or any other organizational or governing document, however denominated, or result in a breach of or constitute a default under any indenture or bank loan or credit agreement or any other agreement or instrument to which the Undersigned is a party or by which it or its property may be bound or affected.

SECTION 2.03: LEGALLY BINDING INSTRUMENTS

When this Agreement is executed by the Undersigned and the Lender, and when the Note is executed and delivered by the Undersigned for value, each such instrument shall constitute the legal, valid, and binding obligation of the company in accordance with its terms. Any Security Agreements and Instruments, Financing Statements, Mortgages, Trust Deeds, and other liens on chattel or real estate shall constitute legal, valid and binding liens free and clear of all prior liens and encumbrances except as provided for.

SECTION 2.04: NO LEGAL SUITS

There are no legal actions, suits, or proceedings pending or, to the knowledge of the Undersigned, threatened against the Undersigned before any court or administrative agency, which, if determined adversely to the Undersigned, would have a material adverse effect on the financial condition or business of the Undersigned.

SECTION 2.05: NO LEGAL AUTHORIZATION NEEDED

No authorization, consent or approval, or any formal exemption of any Governmental body, regulatory authorities (Federal, State or Local) or mortgagee, creditor or third party is or was necessary to the valid execution and delivery by the Undersigned of this Agreement, the Note, or any Security Agreement, Financing Statement, Mortgage or Trust Deed.

SECTION 2.06: NOT IN DEFAULT

The Undersigned is not in default of any obligation, covenant, or condition contained in any bond, debenture, note, or other evidence of indebtedness or any mortgage, trust deed or collateral instrument securing the same.

SECTION 2.07: TAXES ARE PAID

The Undersigned has filed all tax returns which are required and has paid or made provision for the payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessments levied against the Undersigned or its personal or real property by any taxing agency, federal, state or local. No tax liability has been asserted by the Internal Revenue Service or other taxing agency, federal, state, or local for taxes materially in excess of those already provided for and the Undersigned knows of no basis for any such deficiency assessment.

SECTION 2.08: NO ADVERSE CHANGE

The Undersigned certifies that there has been no adverse change since the date of loan application in the financial condition, organization, operation, business prospects, fixed properties, or personnel of the Undersigned.

SECTION 2.09: ENVIRONMENTAL REGULATIONS, WARRANTIES, INDEMNITY

(a)	Undersigned hereby warrants and represents that;

(i)	At the time Undersigned purchased the property pledged as collateral, at the time of Undersigned’s application for this SBA Loan, and at the present time, the Property has been and is in full compliance with all local, state and federal environmental laws and regulations; and that there have not been at any material times hereto, nor are there now any hazardous materials, substances, wastes or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Property or used in connection therewith.

(ii)	Undersigned shall continue to comply with all local, state and federal laws and regulations pertaining to hazardous substances.

(iii)	Undersigned has no knowledge of or reason to know of any contamination of the Property pledged as collateral for this SBA Loan from hazardous substances including but not limited to asbestos, leaking tanks or lines.

(iv)	Undersigned has exercised due diligence and has used their best efforts to determine if there are any hazardous substances on the Property.

(b)	Undersigned further understands, represents and warrants that:

(i)	During the term of the Note and any extensions thereof, Undersigned and any tenant of the Property shall comply fully with all applicable local, state and federal laws, rules, regulations and ordinances relating to land use, zoning or protection of the environment, or to the generation, use, storage, removal, transportation, handling or disposal of toxic materials or substances, as such substances may be identified or defined by such laws and regulations from time to time. Undersigned agrees that he shall not cause or permit to exist, as a result of any intentional or unintentional act or omission on his part or on the part of any other tenant or occupant of the Property, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a toxic material, hazardous substance or hazardous waste into air or waters or onto or beneath lands where damage would result to lands, waters, wildlife or other resources. Undersigned hereby agrees to promptly notify Lender of any event or occurrence, whether occurring on the Property or on adjacent or nearby property, which poses a risk of contamination by any hazardous substance, toxic material, hazardous waste or materials (as defined in or regulated by any applicable local, state or federal law, rule, regulation or ordinance) of such property or of air or water on, under or near such property including but not limited to any suspected, alleged, or actual leaks, spills, contamination problems, or violations of laws pertaining to hazardous substances during the term of this loan (hereinafter called “Environmental Warranties”).

(ii)	In projects where hazardous waste or environmental contamination may be reasonably suspected, and the CDC is required to provide SBA with all existing waste mitigation plans or site/soil inspection reports (the “Environmental Reports”) prepared on behalf of the Undersigned, the CDC, or the Interim Lender the Undersigned agrees to and shall provide the CDC with said Environmental Reports. Such projects might include proposed construction properties, industrial properties, properties located close to industrial areas, properties that include or are close to an existing or former gas station site, commercial properties that include an automotive repair facility or a dry cleaning establishment, properties adjacent to railroad track or underground pipelines, properties that have served as or are close to refuse or waste disposal sites, properties where the past used or surrounding uses include the storage of or usage of hazardous substances, and properties suspected of containing asbestos material that is or may be viable.

The CDC reserves the right to require additional inspections or audits from Undersigned.

(iii)	If the CDC or SBA determines that further site testing or inspection is warranted, a Phase I environmental audit/site assessment shall be conducted by Undersigned immediately upon request. A Phase I audit must include a review of the site history, an on-site inspection interviews with employees and neighbors, a review of government agency files, a review of aerial photos, a determination of uses on surrounding properties, and an assessment of past and present usage or storage of hazardous substances and wastes. The audit results must be supplied to SBA and must indicate that the Undersigned is in compliance with the provisions of applicable state law, all federal statutes regarding environmental responsibility, and all regulations promulgated by the Environmental Protection Agency or other agencies in conjunction therewith.

CDC must be assured of compliance with environmental laws before any loan proceeds can be disbursed.

(iv)	Undersigned acknowledges that Lender is relying upon his Environmental Warranties as set forth above. Undersigned hereby agrees to indemnify, defend and hold Lender harmless against any loss that Lender suffers, including but not limited to Lender’s attorney’s fees and other court costs, and also including penalties, fines, claims, costs (including clean-up costs) and other expenses, including consultants’ or experts’ expenses, as a result of any inaccuracy or any breach of the Environmental Warranties and covenants set forth above. The indemnity obligations of this Section shall not be limited by the term of the Note or any extensions thereof, but shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Note and the Trust Deeds or the foreclosure or acceptance of a deed in lieu of foreclosure with respect to the Property. The indemnity obligations shall extend only to the Environmental Warranties and representations as to the status of the property as of the date of this Agreement.

(c) Undersigned specifically waives any claim or cause of action against Lender and Lender’s successors, heirs, assignees or agents for any asbestos, radon gas, or other hazardous substance or condition and Undersigned assumes any and all risks for any physical and economic damages, illness, economic devaluation or loss of use associated with such.

(d) Undersigned acknowledges for Lender and Lender’s successors, heirs and assignees, that Undersigned has been given a reasonable opportunity to inspect and investigate the property and all improvements thereon, either independently or through agents of Undersigned’s choosing, and Undersigned is not relying on any information supplied by Lender as to the condition of the property pledged as collateral on the Loan and/or any improvements located thereon.

(e) Lender makes no representations as to whether there is currently or have been in the past any:

(i)	Use, treatment, storage or disposal of any hazardous substance or pollutant on any of the subject property;

(ii)	Any spill, leakage, discharge or release of any hazardous conditions or substances existing on the subject property; and/or

(iii)	Any hazardous conditions or substances existing on the subject Property. This would include, but is not limited to, the use of asbestos ceiling and/or floor tile, asbestos insulation or any other asbestos product, or any radon gas present on the property.

ARTICLE III

CONDITIONS OF LENDING

The obligation of the Lender to make the Loan shall be subject to the fulfillment at the time of closing of each of the following conditions:

SECTION 3.01: EXECUTION OF AUTHORIZATION AND INCORPORATION HEREOF BY REFERENCE

The Undersigned shall have executed and delivered to the Lenders the SBA Loan Authorization and 504 Debenture Guaranty Agreement for Certified Development Companies. Each and every term of the Authorization, as amended, is incorporated herein by this reference as a term and condition of this Loan Agreement.

SECTION 3.02: EXECUTION AND DELIVERY OF NOTE AND LOAN AGREEMENT

The Undersigned shall have executed and delivered to the Lender this Loan Agreement and the Note in a form satisfactory to the Lender and its counsel.

SECTION 3.03: EXECUTION AND DELIVERY OF SECURITY AGREEMENT AND MORTGAGE OR TRUST DEED

The Undersigned shall have executed and delivered to the Lender a Security Agreement and Financing Statements in a form satisfactory to the Lender, giving the Lender security in all of the chattel and personal properly acquired with the Loan proceeds or pledged as security for the Loan. The Undersigned also shall have executed and delivered to the Lender a Mortgage or Trust Deed on the real estate. Said Security Agreement, Financing Statements and Mortgage or Trust Deed shall be free and clear of all prior liens and encumbrances except as provided for in accordance with the SBA Authorization. Said Security Agreement, Financing Statements and Mortgage or Trust Deed are to secure payment of the principal of the Note, the interest thereon, and any other sums payable by the Undersigned hereunder.

SECTION 3.04: EXECUTION AND CERTIFICATION OF RESOLUTIONS OF AUTHORITY

The Undersigned shall have executed and delivered to the Lender, as required by Lender, a duly certified copy of a Resolution of the Boards of Directors or Members, Certificate as to Partners, or such other document as may, in Lender’s opinion, may be necessary to establish the legal capacity of Undersigned and its representatives to authorize the execution and delivery by the Undersigned of this Agreement, the Note, and Security Agreement and Mortgage or Trust Deed.

SECTION 3.05: CORPORATE, LIMITED LIABILITY. TRUST, AND PARTNERSHIP PAPERS

The Undersigned shall have delivered to the Lender copies of the Undersigned’s Certificate of Incorporation, Articles of Incorporation, By-Laws. Articles of Organization, Operating Agreement, Declarations of Trust, Partnership Agreement and Certificate of Good Standing or Assumed Name, if appropriate.

SECTION 3.06: EXECUTION OF CSA AGREEMENT

The Undersigned shall have executed and delivered to the Lender, the Servicing Agent Agreement in a form satisfactory to the Lender’s Counsel.

SECTION 3.07: TITLE INSURANCE

The Undersigned shall have secured mortgage title insurance, at Undersigned’s sole expense, in the form and issued by companies satisfactory to the Lender, in the amount of the Loan, insuring the Lender and secured by a Mortgage or Deed of Trust subject only to exceptions approved in the SBA Authorization. The title policy shall show no delinquent taxes or assessments affecting the real property or any part thereof on the date of closing except as approved by the Lender.

SECTION 3.08: GOVERNMENTAL APPROVAL

The Undersigned shall have secured all necessary approvals or consents, if required, of Governmental bodies having jurisdiction with respect to any construction contemplated in accordance with the use of proceeds of the SBA Authorization.

SECTION 3.09: APPROVAL OF OTHERS

The Undersigned shall have secured all necessary approvals or consents required with respect to this transaction by any mortgagor, credit or other party having any financial interest in the Undersigned.

ARTICLE IV

AFFIRMATIVE COVENANTS OF THE UNDERSIGNED

The Undersigned agrees to comply with the following covenants from the date hereof until the Lender has been fully repaid with interest, unless the Lender or its Assigns shall otherwise consent in writing:

SECTION 4.01: PAYMENT OF THE LOAN

The Undersigned agrees to pay punctually the principal and interest on the Note according to its terms and conditions and to pay punctually any other amounts that may become due and payable to the Lender.

SECTION 4.02: PAYMENT OF OTHER INDEBTEDNESS

The Undersigned agrees to pay punctually the principal and interest due on any other indebtedness now or hereafter at any time owing by the Undersigned to the Lender or any other Lender.

SECTION 4.03: PAYMENT OF LOCAL INJECTION

The Undersigned agrees to pay punctually the principal and interest due on any Promissory Note evidencing debt for the Local (Undersigned’s) Injection. Such payment shall not be made at a rate faster than or for a shorter term than the Note evidencing debt in accordance with the Authorization.

SECTION 4.04: PAYMENT OF LOAN FEES

In consideration of the Lender’s expenses associated with processing and servicing this Loan, the Borrower agrees to pay to the Lender the fees for selling Section 504/505 Certificates. These include:

CDC Loan Origination Fee: Not to exceed 1.5% of the Net Debenture Proceeds.

Underwriting and Funding Fee: The estimated underwriting and funding fee is to be 3/4 of 1% of the Net Debenture Proceeds for a twenty year loan and 5/8 of 1% for a ten year loan. The Central Servicing Agent will calculate the actual amount of the fee on the 504 Servicing Agent Agreement, the Difference between the estimated underwriting and funding fee and the actual underwriting and funding fee will be returned to the Borrower as part of the residual from the debenture proceeds.

SBA Guaranty/Participation Fee: Borrower understands and is advised that .5% of the Third Party Lender permanent financing will be paid by the third party lender. This is referenced as a Participation Fee in the Omnibus Spending Act of 1997. This fee is non refundable and is used to assist in reduction of the cost of the 504 program to the federal government.

CDC Servicing Fee: Borrower agrees to pay the CDC a servicing fee of .625% of the unpaid principal balance on the Debenture Proceeds annually, payable in monthly installments and to be collected by the Central Servicing Agent for the term of the Loan. Such principal balance to be determined at five (5) year anniversary intervals until the Loan is paid in full.

Central Servicing Agent Fee: Borrower agrees to use the services of the Central Servicing Agent, hereafter CSA, as agent for the Lender and SBA. In consideration of the CSA’s expenses associated with the origination and servicing of the Loan, the Borrower agrees to pay the CSA an annual servicing fee of 1/10th of 1% of the unpaid Loan balance, payable in monthly increments, such balance to be determined at five (5) year anniversary intervals until the Loan is paid in full.

Continuing Guaranty Fee: Borrower agrees to pay to the SBA an ongoing guaranty fee of 0.749 of 1% per annum of the principal balance as calculated at five year intervals beginning with the first payment. This payment shall be included with the payment made each month to the Central Servicing Agent and contributes to the reduction of the cost of the program to the federal government.

SECTION 4.05: MAINTAIN AND INSURE PROPERTY

The Undersigned agrees at all times to maintain the property provided as security for this Loan in such condition and repair that the Lender’s security will be adequately protected. The Undersigned also agrees to maintain during the term of the Loan adequate hazard insurance policies covering fire and extended coverage and such other hazards as may be deemed appropriate in amounts and form sufficient to prevent the Undersigned from becoming a co-insurer and issued by companies satisfactory to the Lender with acceptable loss payee clauses in favor of the Lender. The Undersigned further agrees, if at any time during the life of the Loan the Undersigned’s property is declared to be within a flood hazard area, to purchase Federal Flood Insurance, if available. Such insurance shall be in an amount equal to the lesser of; i) the amount of the loan; ii) the insurable value of the property; or iii) the maximum limit of coverage available. Upon request, Undersigned will provide satisfactory evidence of proper insurance coverage. The Undersigned further agrees to maintain adequate liability and workman’s compensation insurance in amounts and form satisfactory to the Lender.

SECTION 4.06: PAY ALL TAXES

The Undersigned agrees to duly pay and discharge all taxes, assessments, and governmental charges upon it or against its properties prior to the date on which the penalties attach thereto, except that the Undersigned shall not be required to pay any such tax, assessment, or governmental charge which is being contested by it in good faith and by appropriate proceedings.

SECTION 4.07: PROVIDE ADDITIONAL EQUITY

The Undersigned agrees to provide additional equity funds to cover additional project costs incurred as a result of overruns or unanticipated expenses or changes in work orders in the project as specified in SBA Authorization.

SECTION 4.08: MAINTAIN EXISTENCE AND PERCENTAGE OF OWNERSHIP INTEREST

The Undersigned agrees to maintain its existence, rights, privilege, and franchises within the state of in which the small business concern does business, and remain qualified to do business in each jurisdiction in which its present or future operations or its ownership of property require such qualification.

SECTION 4.9: PROVIDE FINANCIAL INFORMATION

The Undersigned agrees to maintain adequate records and books of account, in which complete entries will be made reflecting all of its business and financial transactions, such entries to be made in accordance with generally accepted principles of good accounting practice consistently applied in the case of financial transactions.

In addition, the Undersigned agrees to deliver to the Lender (quarterly or semi-annual as required by Lender) financial statements certified by an authorized officer of the Undersigned, to be true and accurate copies within ninety (90) days of the close of each accounting period.

The Undersigned further agrees to provide information, and execute and deliver any and all additional documents and instruments as may be reasonably requested by the Lender, its Assigns or Counsel, or the CSA including but not limited to:

i)	Executing the SBA Form “Compensation Agreement”

ii)	Displaying the SBA Form “Equal Opportunity Poster”

iii)	Executing the SBA Form “Civil Rights Compliance Forms”

iv)	Providing information as required of the Lender by the SBA for its annual reporting requirements

The Undersigned further agrees to provide written notice to the Lender of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the chattel, personal property or real estate securing the Loan.

SECTION 4.10: RIGHT TO INSPECTION

The Undersigned agrees to grant the Lender, until the Note has been fully repaid with interest, the right at all reasonable hours to inspect the chattel, personal property and real estate used to secure the Loan; and the Undersigned further agrees to provide the Lender free access to the Undersigned’s premises for the purpose of such inspection to determine the condition of the chattel, personal property and real estate.

SECTION 4.11: NULL AND VOID COVENANTS

The Undersigned agrees, that in the event that any provision of this Loan Agreement or any other instrument executed at closing or the application thereof to any person or circumstances shall be declared null and void, invalid, or held for any reason to be unenforceable by a Court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions, and agreements described herein are deemed separate.

SECTION 4.12: EXPENSES AND CLOSING COSTS

The Undersigned agrees to pay all fees, and charges incurred with respect to the Loan, or its making, or transfer to the Lender in any way connected therewith, including, but not limited to, the fees, and out-of-pocket expenses, of local counsel employed by the Lender, title insurance and survey costs, recording and filing fees, mortgage taxes, documentary stamp, and any other taxes, fees and expenses payable in connection with this transaction and with the enforcement of this Loan Agreement and Note. In the event the processing of the loan is terminated, for whatever reason, or the debenture is not sold, for whatever reason, Undersigned agrees to pay all fees of legal counsel employed by Lender and Undersigned to assist Undersigned at the rate of $150,00 per hour, plus out-of-pocket expenses, and the fees of the representative of Lender at the rate of $75.00 per hour, plus out-of-pocket expenses. Thirty (30) days after billing, interest shall accrue on unpaid fees at the rate of eighteen percent (18%) per annum compounded monthly.

SECTION 4.13: NOTICE OF DEFAULT

The Undersigned agrees to give written notice to the Lender of any event, within 15 days of the event, which constitutes an Event of Default under this Loan Agreement as described in Article VI herein or that would, with notice or lapse of time or both, constitute an Event of Default under this Loan Agreement.

SECTION 4.14: INDEMNIFICATION

The Undersigned agrees to indemnify and save the Lender or its Assigns harmless against any and all liability with respect to, or resulting from, any delay in discharging any obligation of the Undersigned.

SECTION 4.15: EXPENSES OF COLLECTION OR ENFORCEMENT

The Undersigned agrees, if at any time the Undersigned defaults on any provision of this Loan Agreement, to pay the Lender or its Assigns, in addition to any other amounts that may be due from the Undersigned, an amount equal to the costs and expenses of collection, enforcement or correction or waiver of the default incurred by the Lender or its Assigns in such collection, enforcement, correction, or waiver of default.

ARTICLE V

NEGATIVE COVENANTS OF THE UNDERSIGNED

The Undersigned covenants and agrees that, from the date hereof until payment in full of the Note, unless the Lender or its Assigns shall otherwise consent in writing, it will not enter into any agreement or other commitment the performance of which would constitute a breach of any of the covenants contained in this Loan Agreement including, but not limited to the following covenants:

SECTION 5.01: ENCUMBER THE ACQUISITION ASSETS

The Undersigned will neither create nor suffer to exist any mortgage, pledge, lien, charge, or encumbrance, including liens arising from Judgments on the Acquisition Assets except as provided for by the SBA Authorization.

SECTION 5.02: SELL THE ACQUISITION ASSETS

The Undersigned will not sell, convey, or suffer to be conveyed, lease, assign, transfer, or otherwise dispose of the Acquisition Assets unless approved in writing by the Small Business Administration (hereafter the SBA).

SECTION 5.03: CHANGE OWNERSHIP

The principals of the Undersigned will not permit without the written permission of the SBA any material change in the ownership structure, control, or operation of the Undersigned including but not limited to i) merger into or consolidation with any other person, firm or corporation; ii) significant issuance of any shares of its capital stock having ordinary voting power for the election of members of the Board of Directors or other governing body of the Undersigned; iii) changing the nature of its business as carried or at the date hereof; iv) substantial distribution, liquidation or other disposal of the Undersigned’s assets to the stockholders.

SECTION 5.04: CHANGE THE PROJECT

The Undersigned will neither permit nor suffer to exist without prior written SBA consent any material change in the project’s plans and/or specifications submitted to the SBA in order to induce the SBA to guaranty the Debenture to be issued by the Lender as per SBA Authorization. Material change will include any significant variance in the accepted plans and specifications, increases in contract prices, and/or additional financial obligations with respect to the construction and Acquisition Assets.

SECTION 5.05: UNDERSIGNED OWNERSHIP OF LENDER

During the term of the Loan, neither the Undersigned nor its affiliates nor its principals nor its close associates will acquire, either directly or indirectly, an ownership position or interest in the Lender in excess of 10% of the votes or shares of the Lender.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01: WAIVER OF NOTICE

No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No modification or waiver of any provision of this Loan Agreement or of the Note nor any consent to any departure by the Undersigned therefrom, shall in any event be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Undersigned in any case shall entitle the Undersigned to any other or further notice or demand in similar or other circumstances.

SECTION 6.02: AMENDMENTS

The Undersigned and the Lender or its Assigns, with the concurrence of the SBA, hereby expressly reserve all rights to amend any provisions of this Agreement, to consent to or waive any departure from the provisions of this Loan Agreement, to amend or consent to or waive departure from the provisions of the Note, and to release or otherwise deal with any collateral security for payment of the Note provided, however, that all such amendments be in writing and executed by the Lender or its Assigns, the Undersigned and the SBA.

SECTION 6.03: NOTICES

All notices, consents, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party hereto if mailed by certified mail, prepaid, to the Lender, Undersigned or any Guarantors as follows or at such other addresses as any party may have designated in writing to any other party hereto:

Mountain West Small Business Finance

2595 East 3300 South, Salt Lake City, Utah 84109

U.S. SMALL BUSINESS ADMINISTRATION

Federal Building Room 2229, 125 South State Street, Salt Lake City, Utah 84138

UNDERSIGNED

3978 West 12600 South, Riverton, UT 84065

SECTION 6.04: PAYMENTS

The Undersigned will make payments to the Lender in accordance with the terms, conditions and instructions contained in the Central Servicing Agent Agreement.

SECTION 6.05: SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All agreements, representations, and warranties made by the Undersigneds herein or any other document or certificate delivered to the Lender in connection with the transactions contemplated by this Loan Agreement shall survive the delivery of this Agreement, the Note and the Security Agreements hereunder, and shall continue in full force and effect so long as the Note is outstanding.

SECTION 6.06: SUCCESSORS AND ASSIGNS

This Loan Agreement shall be binding upon the Undersigned, its Successors, and Assigns, except that the Undersigned may not assign or transfer its rights without prior written consent of the SBA. This Agreement shall inure to the benefit of the Lender, its Successors, and Assigns, and, except as otherwise expressly provided in particular provisions hereof, all subsequent holders of the Note.

SECTION 6.07: COUNTERPARTS

This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 6.08: GOVERNING LAW

This Loan Agreement and the Note and Security Agreements, Financing Statements and Mortgage or Trust Deed shall be deemed contracts made in the State of Utah and for all purposes shall be construed in accordance with Federal Law.

SECTION 6.09: ARTICLE AND SECTION HEADINGS

Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 6.10: CODE OF FEDERAL REGULATIONS

Undersigned agrees to conform with the provisions of the Code of Federal Regulations, Part 108, as presently constituted and as it may be amended from time to time. The Undersigned further agrees to conform with the requirements of the Authorization.

SECTION 6.11: CERTIFICATION AS TO CHILD SUPPORT

Undersigned certifies that he/she is not more than 60 days delinquent under any administrative order, court order, or repayment agreement between Undersigned and a custodial parent or a state agency providing child support enforcement services as that term is defined in Section 426(b) of the Social Security Act.

SECTION 6.12: AUTHORITY TO MAKE INSERTION / CLERICAL ERRORS

Undersigned agrees that Lender and/or Small Business Administration may, and they hereby are authorized and appointed as Undersigned’s attorney-in-fact to correct any and all clerical errors in Loan Documents executed by Undersigned, including but not limited to the correction of any erroneous loan numbers or references, incorrect street addresses or loan amounts and, further, to insert on behalf of Undersigned the date of issuance, the date of maturity, the payment schedule (including the payment commencement date and payment termination date), the debenture number, the interest rate, the monthly payment amount, the underwriting fee percentage, the underwriting fee amount, the correspondent bank and recipient bank, the account name, account number, routing symbol and transit code, the elements of project cost, the debenture amounts, the project financing information, the economic impact figures, and the like on the signed Note, Debenture, Service Agency Agreement, Fiscal Agent Agreement, Use of Proceeds Form, and related SBA 504 loan documents.

SECTION 6.13: AMENDMENTS TO AUTHORIZATION

Undersigned agrees that Lender may, and Lender is hereby authorized and appointed as Undersigned’s attorney-in-fact to execute any amendments to the SBA Authorization required by the Small Business Administration to complete this SBA 504 Loan, including but not limited to the right and authority to execute any and all necessary documents to make said change, and to bind the Undersigned thereby.

SECTION 6.14: UNDERSIGNED DEFINED / USE OF PRONOUNS

(a)          The word “Undersigned” shall be deemed and taken to mean each and every person or party executing this document as a Undersigned herein. If there is more than one person or organization set forth on the signature line as the Undersigned, their liability hereunder shall be joint and several. If there is more than one Undersigned, any notice required or permitted by the terms of this Loan Agreement may be given by or to anyone thereof, and shall have the same force and effect as if given by or to all thereof.

(b)          The use of the neuter singular pronoun to refer to Undersigned or Lender shall be deemed a proper reference even though Undersigned or Lender may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required To make the provisions of this Loan Agreement apply in the plural sense where there is more than one Undersigned and the corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each fully expressed.

SECTION 6.15: MISCELLANEOUS

In addition, the parties agree as follows:

(a) Undersigned agrees to execute a Trust Deed Note with MOUNTAIN AMERICA FEDERAL CREDIT UNION in the amount of approximately $1,720,352.00. The Note shall have a maturity of not less than fifty percent (50%) of the debenture maturity and in any case not less than 10 years.

(b) Undersigned agrees to occupy and use for its exclusive use no less than 60% of the available and usable floor space purchased with Loan proceeds and no less than 100% of the improvements of the commercial real estate improvements constructed with Loan proceeds. Undersigned will lease long term no more than 20% of the rentable property for the term of the SBA 504 Loan. Undersigned also certifies that it is reasonably expected that it will need additional space within three years and will fully utilize 100% of the floor space not leased in ten years.

(c) Undersigned agrees to make every good faith effort to create or retain ?job requirement full-time equivalent jobs within two years of project completion.

(d) In the event there occurs a contingency fund residual which exceeds TWO PERCENT (2%) of the projected Debenture amount, Undersigned agrees that the amount of the Note and Debenture shall be reduced to an amount equal to approximately $ of the actual project cost, including administrative fees and reserve.

(e) In the event a lease is required by the Authorization, Undersigned agrees to negotiate a lease by and between the vested owner, as Lessor, and the small business concern operating entity, as Lessee, The lease, signed by Lessor and Lessee, shall expressly contain the following provisions; however if said provisions arc omitted from the lease, the Agreement is modified hereby and by this reference to include the same and shall be construed to include the following as if it were expressly written therein:

(i) That the term of the lease shall be at least equal to or longer than the term of this SBA 504 Loan;

(ii) That both Lessor and Lessee shall and they hereby assign all of their right, title and interest in and to the Lease to Lender as collateral for this SBA 504 Loan; and,

(iii) That Lessor and Lessee shall maintain exactly their present ownership (both identity of owners and percent of ownership) during the entire term of said SBA 504 Loan.

(f) Undersigned agrees, to the extent feasible, to purchase only American-made products and equipment with the proceeds of the SBA Loan.

(g) In the event life insurance is required by the Authorization, Undersigned agrees not to purchase additional life insurance from business income or assets during the term of the SBA Loan without written approval of Lender and SBA.

(h) In the event the Authorization limits the amount of annual loans, draws, salaries or withdrawals of monies from the business income or assets, Undersigned agrees to so limit its annual loans, draws, salaries or withdrawals of monies from the business income or assets.

IN WITNESS WHEREOF, the parties hereto have each caused this Loan Agreement to be duly executed as of the day and year first written above.

Undersigned:

MEIER MANAGEMENT COMPANY, LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manager

SUPERIOR AUTO BODY AND PAINT, LLC

By:
Justin R. Vincent, Manager

CHANGE IN TERMS AGREEMENT

Principal $1,142,456.00	Loan Date 03-19-2012	Maturity 08-19-2012	Loan No 9207252-91	Call / Coll 37	Account	Officer ***	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	superior auto body and paint, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084

Principal Amount: $1,142,456.00	Date of Agreement: March 19, 2012

FOR VALUABLE CONSIDERATION, Lendor and Borrower agree to the following change in Borrower’s obligation:

DESCRIPTION OF EXISTING INDEBTEDNESS. Original loan amount of $1,178,803.00 dated March 19, 2012.

DESCRIPTION OF COLLATERAL. Commercial real estate located at 3798 West 12600 South, Riverton, UT 84096,

DESCRIPTION OF CHANGE IN TERMS. Decrease loan amount to $1,142,456.00. Borrower agrees to make 6 monthly consecutive interest payments, beginning April 9, 2012, end one principal and interest payment of $1,147,778.10 due on September 19, 2012. All other terms and conditions will remain unchanged.

PROMISE TO PAY. SUPERIOR AUTO BODY AND PAINT, LLC (“Borrower”) promises to pay to Mountain America Credit Union (“Lendor ”), or order, in lawful money of the United States of America, the principal amount of One Million One Hundred Forty-two Thousand Four Hundred Fifty-six & 00/100 Dollars ($1,142,456.00), together with interest on the unpaid principal balance from March 19, 2012, until paid in full.

PAYMENT. Borrower Will pay this loan in full immediately upon Lender’s demand. If no demand is made, subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule, which calculates interest on the unpaid principal balances as described in the “INTEREST CALCULATION METHOD” paragraph using the interest rates described in this paragraph: 4 monthly consecutive interest payments, beginning April 19, 2012, with interest calculated on the unpaid principal balances using an interest rate based on the 10 Year Treasury Note (currently 2.010%), plus a margin of 3.000 percentage points, the sum rounded up to the nearest 0.125, adjusted if necessary for the minimum and maximum rate limitations for this loan, resulting in an initial interest rate of 5.500%; and one principal and interest payment of $1,147,778.10 on August 19, 2012, with interest calculated on the unpaid principal balances using an interest rate based on the 10 Year Treasury Note (currently 2.010%), plus a margin of 3.000 percentage points, the sum rounded up to the nearest 0.125, adjusted if necessary for the minimum and maximum rate limitations for this loan, resulting in an initial interest rate of 5.500%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an index which is the 10 Year Treasury Note (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this (loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The Interest rate change will not occur more often than each 5 Years. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 2.010% per annum. The interest rate or rates to be applied to the unpaid principal balance during this loan will be the rate or rates set forth herein in the “Payment” section. Notwithstanding any other provision of this Agreement, after the first payment stream, the Interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this loan be less than 5.500% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) Increase Borrower’s payments to ensure Borrower’s loan will pay off by its original final maturity date, (B) Increase Borrower’s payments to cover accruing interest, (C) Increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such o payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mountain America Credit Union, SBA Department, 7181 South Campus View Drive, West Jordan, UT 84084.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00. whichever is greater.

INTEREST AFTER DEFAULT. Upon default including failure to pay upon final maturity, the interest rate on this loan shall be increased to 18.000%. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation all reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

CHANGE IN TERMS AGREEMENT
Loan No: 9207252-91	(Continued)	Page 2

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the Jurisdiction of the courts of Salt Lake County, State of Utah.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

STATUTORY LIEN. Borrower agrees that all Indebtedness is secured by all shares and deposits in all joint and individual accounts Borrower has with Lender now and in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to apply the balance in these accounts to pay any amounts due under this Agreement when Borrower is in default under this Agreement. Shares and deposits in an Individual Retirement Account and any other account that would lose special tax treatment under state or federal law if given as security are not subject to the security interest Borrower has given in Borrower’s shares and deposits.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without Judicial process pursuant to Article 9 of the Uniform Commercial Code, Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes, The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligatlonf(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s Interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Mountain America Credit Union, SBA Department, 7181 South Campus View Drive, West Jordan, UT 84084.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower end may not be contradicted by evidence of any alleged oral agreement,

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS, BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

X	/s/ JUSTIN R. VINCENT
JUSTIN R. VINCENT

MEIER PROPERTIES, SERIES LLC

By:	ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

[Illegible]

AGREEMENT TO PROVIDE INSURANCE

Principal $1,142,456.00	Loan Date 03-19-2012	Maturity 08-19-2012	Loan No 9207252-91	Call / Coll 37	Account	Officer ***	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084

Grantor:	MEIER PROPERTIES, SERIES LLC
2221 NORTH 3250 WEST
VERNAL, UT 84078

INSURANCE REQUIREMENTS. Grantor, MEIER PROPERTIES, SERIES LLC (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to SUPERIOR AUTO BODY AND PAINT, LLC (“Borrower”) by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	3978 WEST 12600 SOUTH, RIVERTON, UT 84096.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 3978 WEST 12600 SOUTH, RIVERTON, UT 84096.

The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood insurance Program or from private insurers.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of March 19, 2012, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, Shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 19, 2012.

GRANTOR:

MEIER PROPERTIES, SERIES LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

AGREEMENT TO PROVIDE INSURANCE
Loan No: 9207252-91	(Continued)	Page 2

 FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE

AGENT’S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

 [illegible]

NOTICE OF FINAL AGREEMENT

Principal $1,142,456.00	Loan Date 03-19-2012	Maturity 08-19-2012	Loan No 9207252-91	Call / Coll 37	Account	Officer ***	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or Item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a Variable Rate Nondisclosable Loan to a Limited Liability Company for $1,142,456.00 due on August 19, 2012.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

Amortization Schedule	LLC Resolution: SUPERIOR DRILLING PRODUCTS, LLC
LLC Resolution: SUPERIOR AUTO BODY AND PAINT, LLC	LLC Resolution: MEIER PROPERTIES, SERIES LLC
LLC Resolution: MEIER MANAGEMENT COMPANY, LLC	Resolution of Limited Liability Company LLC Member: MEIER
Business Loan Agreement	PROPERTIES, SERIES LLC
Customer Information Profile: SUPERIOR AUTO BODY AND	Change In Terms Agreement
PAINT, LLC	UT Commercial Guaranty: JUSTIN R. VINCENT
UT Commercial Guaranty: ANNETTE D. MEIER	UT Commercial Guaranty: MEIER MANAGEMENT COMPANY,
UT Commercial Guaranty: GILBERT TROY MEIER	LLC
UT Commercial Guaranty: ANNETTE DEUEL MEIER TRUST	UT Commercial Guaranty: GILBERT TROY MEIER TRUST
UT Commercial Guaranty: SUPERIOR DRILLING PRODUCTS,	UT Deed of Trust for Real Property located at 3978 WEST 12600
LLC	SOUTH, RIVERTON, UT 84096
Agreement to Provide Insurance: Real Property located at	Disbursement Request and Authorization
3978 WEST 12600 SOUTH, RIVERTON, UT 84096; owned	Notice of Final Agreement
by MEIER PROPERTIES, SERIES LLC

Parties. The term “Parties” means Mountain America Credit Union and any and all entities or individuals who are obligated to repay the loan or have pledged properly as security for the Loan, including without limitation the following:

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC
Grantor(s):	MEIER PROPERTIES, SERIES LLC
Guarantor 1:	JUSTIN R. VINCENT
Guarantor 2:	GILBERT TROY MEIER
Guarantor 3:	ANNETTE D. MEIER
Guarantor 4:	GILBERT TROY MEIER TRUST
Guarantor 5:	ANNETTE DEUEL MEIER TRUST
Guarantor 6:	SUPERIOR DRILLING PRODUCTS, LLC
Guarantor 7:	MEIER MANAGEMENT C0MPANY, LLC

AGREEMENT TO PROVIDE INSURANCE
Loan No: 9207252-91	(Continued)	Page 2

Each Party who signs below, other than Mountain America Credit Union, acknowledges, represents, and warrants to Mountain America Credit Union that it has received, read and understood this Notice of Final Agreement. This Notice is dated March 19, 2012.

BORROWER:

SUPERIOR AUTO BODY AND PAINT, LLC

By:	/s/ Justin R. Vincent
JUSTIN R. VINCENT, Manager of SUPERIOR
AUTO BODY AND PAINT, LLC

MEIER PROPERTIES, SERIES LLC, Member of SUPERIOR AUTO BODY AND PAINT, LLC

By:	/s/ Annette D. Meier
ANNETTE D. MEIER, Manager of MEIER
PROPERTIES, SERIES LLC

GRANTOR:

MEIER PROPERTIES, SERIES LLC

By:	/s/ Annette D. Meier
ANNETTE D. MEIER, Manager of MEIER
PROPERTIES, SERIES LLC

GUARANTOR:

/s/ Justin R. Vincent
JUSTIN R. VINCENT, Individually

GUARANTOR:

/s/ Gilbert Troy Meier
GILBERT TROY MEIER, Individually

GUARANTOR:

/s/ Annette D. Meier
ANNETTE D. MEIER, Individually

GUARANTOR:

GILBERT TROY MEIER TRUST

By:	/s/ Gilbert Troy Meier	By:	/s/ Annette D. Meier
	GILBERT TROY MEIER, Trustee of GILBERT TROY MEIER TRUST		ANNETTE D. MEIER, Trustee of GILBERT TROY MEIER TRUST

GUARANTOR:

ANNETTE DEUEL MEIER TRUST

By:	/s/ Gilbert Troy Meier	By:	/s/ Annette D. Meier
	GILBERT TROY MEIER, Trustee of ANNETTE DEUEL MEIER TRUST		ANNETTE D. MEIER, Trustee of ANNETTE DEUEL MEIER TRUST

Loan No: 9207252-91	NOTICE OF FINAL AGREEMENT (Continued)	Page 3

GUARANTOR:

SUPERIOR DRILLING PRODUCTS, LLC

By:	/s/ Annette D. Meier
ANNETTE D. MEIER, Manager of SUPERIOR DRILLING PRODUCTS, LLC

GUARANTOR:

MEIER MANAGEMENT COMPANY, LLC

By:	/s/ Annette D. Meier
ANNETTE D. MEIER, Manager of MEIER MANAGEMENT COMPANY, LLC

LENDER:

MOUNTAIN AMERICA CREDIT UNION

X
Authorized Signer

[Illegible]

MODIFICATION OF TRUST DEED

THIS MODIFICATION OF DEED OF TRUST dated April 2, 2012, is made and executed between Meier Properties, Series LLC (“Trustor”) and Mountain America Credit Union (“Beneficiary”).

DEED OF TRUST. Beneficiary and Trustor have entered into a Trust Deed dated March 19, 2012 (the “Deed of Trust”) which has been recorded in Salt Lake County, State of Utah, as follows:

Recorded March 20, 2012, As Entry No. 11353590, Book 10000 At Page 7831, In The Salt Lake County Recorder’s Office.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Salt Lake County, State of Utah:

LOT 2, RIVERTON CROSSING COMMERICAL SUBDIVISION, ACCORDING TO THE OFFICIAL PLAT THEREOF RECORDED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, STATE OF UTAH

The Real Property tax identification number is: 27-29-351-009.

MODIFICATION. Beneficiary and Trustor hereby modify the Deed of Trust as follows:

1.	The principal amount of the Note is hereby increased from $1,178,803.00 to $1,142,456.00

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Beneficiary to this Modification does not waive Beneficiary’s right to require strict performance of the Deed of Trust as changed above nor obligate Beneficiary to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the “Note”). It is the intention of Beneficiary to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Beneficiary in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust docs not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provision of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED APRIL 2, 2012

MEIER PROPERTIES, SERIES LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manger of Meier Properties, Series LLC

MOUNTAIN AMERICA CREDIT UNION

By:
Its:

STATE OF UTAH	)
)
COUNTY OF SALT LAKE	)

On the       day of April, 2011, personally appeared before me the above signed Annette D. Meier, Manager of Meier Properties, Series LLC, the limited liability company that executed the instrument and acknowledged the instrument to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath state that he is authorized to execute this instrument and in fact executed the instrument on behalf of the limited liability company.

/s/ Rich Mahoney
Notary Public

STATE OF UTAH	)
)
COUNTY OF SALT LAKE	)

On the       day of April, 2012, personally appeared before me                                     , who being by me duly sworn did say, each for himself, that, he the said                                      , is the                                      , of Mountain America Credit Union, and that the within and foregoing instrument was signed in behalf of said corporation by authority of a resolution of its board of directors and said                                    , duly acknowledged to me that said corporation executed the same and that the seal affixed is the seal of said corporation.

NOTARY PUBLIC

CHANGE IN TERMS AGREEMENT

Principal $1,720,352.00	Loan Date 03-19-2012	Maturity 03-19-2017	Loan No 9207252-90	Call / Coll	Account	Officer ***	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “ * * * ” has been omitted due to text length limitations.

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084

Principal Amount: $1,720,352.00	Initial Rate: 5.500%	Date of Agreement: March 19, 2012

FOR VALUABLE CONSIDERATION. Lender and Borrower agree to the following change in Borrower’s obligation:

DESCRIPTION OF EXISTING INDEBTEDNESS. Original loan amount of $1,684,005.00 dated March 19, 2012.

DESCRIPTION OF COLLATERAL. Commercial real estate located at 3798 West 12600 South, Riverton, UT 84096.

DESCRIPTION OF CHANGE IN TERMS. Increase loan amount to $1,720,352.00. Borrower will pay this loan in 59 regular payments of $10,564.99 beginning April 19, 2012, with a final payment of $1,546,171.80 due March 19, 2017. All other terms end conditions will remain unchanged.

PROMISE TO PAY. SUPERIOR AUTO BODY AND PAINT, LLC (“Borrower”) promises to pay to Mountain America Credit Union (“Lender”), or order, in lawful money of the United States of America, the principal amount of One Million Seven Hundred Twenty Thousand Three Hundred Fifty-two & 00/100 Dollars ($1,720,352.00), together with interest on the unpaid principal balance from March 19, 2012, until paid in full.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. If no demand is made, subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 59 regular payments of $10,564.99 each and one irregular last payment estimated at $1,546,171.80. Borrower’s first payment is due April 19, 2012, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on March 19, 2017, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an index which is the 10 Year Treasury Note (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each 5 Years. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 2.010% per annum. Interest on the unpaid principal balance of this loan will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 3.000 percentage points over the Index, rounded up to the nearest 0.125 percent, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.500%. NOTICE: Under no circumstances will the interest rate on this loan be less than 5.500% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by its original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) Increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/365 simple interest basis; that is, by applying the ratio of the interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mountain America Credit Union, SBA Department, 7181 South Campus View Drive, West Jordan, UT 84084.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $15.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased to 18.000%. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law. Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including without limitation all reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Utah without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Utah.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Salt Lake County, State of Utah.

Loan No: 9207252-90	CHANGE IN TERMS AGREEMENT (Continued)	Page 2

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

STATUTORY LIEN. Borrower agrees that all Indebtedness is secured by all shares and deposits in all joint and individual accounts Borrower has with Lender now and in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to apply the balance in those accounts to pay any amounts due under this Agreement when Borrower is in default under this Agreement. Shares and deposits in an Individual Retirement Account and any other account that would lose special tax treatment under state or federal law if given as security are not subject to the security interest Borrower has given in Borrower’s shares and deposits.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having Jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers end endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Mountain America Credit Union, SBA Department, 7181 South Campus View Drive, West Jordan, UT 84084.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

X	/s/ JUSTIN R. VINCENT
JUSTIN R. VINCENT

MEIER PROPERTIES, SERIES LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

[Illegible]

NOTICE OF FINAL AGREEMENT

Principal $1,720,352.00	Loan Date 03-19-2012	Maturity 03-19-2017	Loan No 9207252-90	Call / Coll	Account	Officer ***	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term ’‘Loan” means the following described loan: a Variable Rate Nondisclosable Loan to a Limited Liability Company for $1,720,352.00 due on March 19, 2017.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

Amortization Schedule

LLC Resolution: SUPERIOR AUTO BODY AND PAINT, LLC

LLC Resolution: MEIER MANAGEMENT COMPANY, LLC

Business Loan Agreement

Customer Information Profile: SUPERIOR AUTO BODY AND PAINT, LLC

UT Commercial Guaranty: ANNETTE D. MEIER

UT Commercial Guaranty: GILBERT TROY MEIER

UT Commercial Guaranty: ANNETTE DEUEL MEIER TRUST

UT Commercial Guaranty: SUPERIOR DRILLING PRODUCTS, LLC

Agreement to Provide Insurance: Real Property located at 3978 WEST 12600 SOUTH, RIVERTON, UT 84096; owned by MEIER PROPERTIES, SERIES LLC

LLC Resolution: SUPERIOR DRILLING PRODUCTS, LLC

LLC Resolution: MEIER PROPERTIES, SERIES LLC

Resolution of Limited Liability Company LLC Member: MEIER PROPERTIES, SERIES LLC

Change In Terms Agreement

UT Commercial Guaranty: JUSTIN R. VINCENT

UT Commercial Guaranty: MEIER MANAGEMENT COMPANY, LLC

UT Commercial Guaranty: GILBERT TROY MEIER TRUST

UT Deed of Trust for Real Property located at 3978 WEST 12600 SOUTH, RIVERTON, UT 84096

Disbursement Request and Authorization Notice of Final Agreement

Parties. The term “Parties” means Mountain America Credit Union and any and all entities or Individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC
Grantor(s):	MEIER PROPERTIES, SERIES LLC
Guarantor 1:	JUSTIN R. VINCENT
Guarantor 2:	GILBERT TROY MEIER
Guarantor 3:	ANNETTE D. MEIER
Guarantor 4:	GILBERT TROY MEIER TRUST
Guarantor 5:	ANNETTE DEUEL MEIER TRUST
Guarantor 6:	SUPERIOR DRILLING PRODUCTS, LLC
Guarantor 7:	MEIER MANAGEMENT COMPANY, LLC

NOTICE OF FINAL AGREEMENT
Loan No: 9207252-90	(Continued)	Page 2

Each Party who signs below, other than Mountain America Credit Union, acknowledges, represents, and warrants to Mountain America Credit Union that it has received, read and understood this Notice of Final Agreement. This Notice is dated March 19, 2012.

BORROWER:

SUPERIOR AUTO BODY AND PAINT, LLC

By:	/s/ JUSTlN R. VINCENT
JUSTlN R. VINCENT, Manager of SUPERIOR AUTO BODY AND PAINT, LLC

MEIER PROPERTIES, SERIES LLC, Member of SUPERIOR AUTO BODY AND PAINT, LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

GRANTOR:

MEIER PROPERTIES, SERIES LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

GUARANTOR:

X	/s/ JUSTIN R. VINCENT
JUSTIN R. VINCENT, Individually

GUARANT0R:

X	/s/ GILBERT TROY MEIER
GILBERT TROY MEIER, Individually

GUARANTOR:

X	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Individually

GUARANTOR:

GILBERT TROY MEIER TRUST

By:	/s/ GILBERT TROY MEIER	By:	/s/ ANNETTE D. MEIER
	GILBERT TROY MEIER, Trustee of GlLBERT TROY MEIER TRUST		ANNETTE D. MEIER, Trustee of GILBERT TROY MEIER TRUST

GUARANTOR:

ANNETTE DEUEL MEIER TRUST

By:	/s/ GILBERT TROY MEIER	By:	/s/ ANNETTE D. MEIER
	GILBERT TROY MEIER, Trustee of ANNETTE DEUEL MEIER TRUST		ANNETTE D. MEIER, Trustee of ANNETTE DEUEL MEIER TRUST

NOTICE OF FINAL AGREEMENT
Loan No: 9207252-90	(Continued)	Page 3

GUARANTOR:

SUPERIOR DRILLING PRODUCTS, LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of SUPERIOR DRILLING PRODUCTS, LLC

GUARANTOR:

MEIER MANAGEMENT COMPANY, LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER MANAGEMENT COMPANY, LLC

LENDER:

MOUNTAIN AMERICA CREDIT UNION

X
Authorized Signer

[ILLEGIBLE]

AGREEMENT TO PROVIDE INSURANCE

Principal $1,720,352.00	Loan Date 03-19-2012	Maturity 03-19-2017	Loan No 9207252-90	Call / Coll	Account	Officer ***	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower:	SUPERIOR AUTO BODY AND PAINT, LLC	Lender:	Mountain America Credit Union
	3978 WEST 12600 SOUTH		SBA Department
	RIVERTON, UT 84096		7181 South Campus View Drive
West Jordan, UT 84084
Grantor:	MEIER PROPERTIES, SERIES LLC
2221 NORTH 3250 WEST
VERNAL, UT 84078

INSURANCE REQUIREMENTS. Grantor, MEIER PROPERTIES, SERIES LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to SUPERIOR AUTO BODY AND PAINT, LLC ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	3978 WEST 12600 SOUTH, RIVERTON, UT 84096.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain Insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender, Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 3978 WEST 12600 SOUTH, RIVERTON, UT 84096.

The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of March 19, 2012, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 19, 2012.

GRANTOR:

MEIER PROPERTIES, SERIES LLC

By:	/s/ ANNETTE D. MEIER
ANNETTE D. MEIER, Manager of MEIER PROPERTIES, SERIES LLC

AGREEMENT TO PROVIDE INSURANCE
Loan No: 9207252-90	(Continued)	Page 2

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE

AGENT’S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

[ILLEGIBLE]

MODIFICATION OF TRUST DEED

THIS MODIFICATION OF DEED OF TRUST dated April 2, 2012, is made and executed between Meier Properties, Series LLC("Trustor") and Mountain America Credit Union(“Beneficiary”).

DEED OF TRUST. Beneficiary and Trustor have entered into a Trust Deed dated March 19, 2012 (the “Deed of Trust”) which has been recorded in Salt Lake County, State of Utah, as follows:

Recorded March 20, 2012, As Entry No. 11353589, Book 10000 At Page 7823. In The Salt Lake County Recorder’s Office.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Salt Lake County, State of Utah:

LOT 2, RIVERTON CROSSING COMMERICAL SUBDIVISION, ACCORDING TO THE OFFICIAL PLAT THEREOF RECORDED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER, STATE OF UTAH

The Real Property tax identification number is: 27-29-351-009.

MODIFICATION. Beneficiary and Trustor hereby modify the Deed of Trust as follows:

1. The Loan Amount shall be increased from $1,684,005.00 to $1,720,352.00

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Beneficiary to this Modification does not waive Beneficiary’s right to require strict performance of the Deed of Trust as changed above nor obligate Beneficiary to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the “Note”). It is the intention of Beneficiary to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Beneficiary in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provision of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED APRIL 2, 2012

MEIER PROPERTIES, SERIES LLC

By:	/s/ Annette D. Meier
Annette D. Meier, Manger of Meier Properties, Series LLC

MOUNTAIN AMERICA CREDIT UNION

By:
Its:

STATE OF UTAH	)
)
COUNTY OF SALT LAKE	)

On the        day of April, 2011, personally appeared before me the above signed Annette D. Meier, Manager of Meier Properties, Series LLC, the limited liability company that executed the instrument and acknowledged the instrument to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath state that he is authorized to execute this instrument and in fact executed the instrument on behalf of the limited liability company.

/s/ RICH MAHONEY
Notary Public

STATE OF UTAH	)
)
COUNTY OF SALT LAKE	)

On the         day of April, 2012, personally appeared before me                             , who being by me duly sworn did say, each for himself, that, he the said                             , is the                             , of Mountain America Credit Union, and that the within and foregoing instrument was signed in behalf of said corporation by authority of a resolution of its board of directors and said                             , duly acknowledged to me that said corporation executed the same and that the seal affixed is the seal of said corporation.

NOTARY PUBLIC